UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 26, 2020

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2020, PPL Corporation ("PPL" or the "Company") issued a press release announcing that William H. Spence, PPL Chairman and Chief Executive Officer, has announced his retirement from employment with the Company effective May 31, 2020. Mr. Spence will continue to serve as Non-Executive Chairman of the Board after his retirement.

Also on February 26, 2020, PPL announced the appointment of Vincent Sorgi to the position of President and Chief Executive Officer effective June 1, 2020. Mr. Sorgi, 48, has served as the Company's President and Chief Operating Officer since July 2019. He will relinquish the Chief Operating Officer role effective May 31, 2020. He previously served as Executive Vice President and Chief Financial Officer beginning in January 2019 and as Senior Vice President and Chief Financial Officer beginning in 2014. Prior to that, he served as Vice President and Controller of the Company for more than four years. He also served for three years as controller for the Company's former supply segment, which comprised PPL Generation and PPL EnergyPlus. Mr. Sorgi started his career at the Company in 2006 as financial director of the PPL Generation subsidiary. Prior to joining PPL, he worked for Public Service Enterprise Group and Deloitte & Touche LLP.

At this time, there have been no changes to either Mr. Spence’s or Mr. Sorgi’s compensation arrangements in connection with their respective retirement and appointment. There are no arrangements or understandings between Mr. Sorgi and any other person pursuant to which he was selected as an officer. There are no family relationships between Mr. Sorgi and any director or executive officer of the Company. Mr. Sorgi has not been party to any reportable transactions with the Company pursuant to Item 404(a) of Regulation S-K.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On February 26, 2020, the Company issued a press release relating to the announcement described in Item 5.02. A copy of the Company's press release is being furnished as Exhibit 99.1 to this Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information (including Exhibit 99.1) contained in Item 7.01 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release dated February 26, 2020 announcing certain PPL management changes.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  February 26, 2020